Listed on the NYSE Amex: HQS Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the safe-harbor provisions of the Private
Securities Litigation Reform Act of 1995. Such forward –looking statements includes, but not limited to, statements regarding our management's expectations, hopes, beliefs, intentions or strategies regarding the future, including our financial condition, the growth of our business, the proposed initial public offering of our marine bio and healthcare products segment, our future biomass production, our new re-processing plant and new fry breeding and genetics facility.
Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the
Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.
Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Overview Completely integrated global operations Five wholly owned subsidiaries HQ Sustainable Maritime Industries Inc. 2010 3 Jiahua Health products store, Haikou China

Current Operations Tilapia Biomass Market Growth Plans Financial Review 4 HQ Sustainable Maritime Industries Inc. 2010 Jiahua new Beauty and beauty within cosmeceutical products

5 HQS Tilapia Biomass Production Methods

6 HQS Operations HQ Seafood HQ Health Products HQ Feed Products HQ Marketing HQ Fry Genetics

7 FOOD SAFETY ENVIRONMENT FAIR TRADE HQ Sustainable Maritime Industries Inc. 2010

Corporate Presentation
November 2008

Current Operations
Tilapia Biomass Market
Growth Plans
Financial Review
HQ Sustainable Maritime Industries Inc. 2010
HQ Sustainable Seafood Processing plant, Wenchang China

Tilapia Demand Trends
Fastest growing quality protein
Completely sustainable protein
Relatively low per capita penetration in USA
Low cost protein solution
Adapts well to value added products
Similar demand trends in Europe
Protein powders from Tilapia are increasingly
in demand

2000 2008 CAGAR
Chicken 77.4 85.4 1%
Beef 67.5 65.1 0%
Pork 50.8 50.3 0%
Shrimp 3.2 4.0 3%
Tuna 3.5 2.6 -3%
Salmon 1.5 2.2 4%
Tilapia 0.0 1.6 63%
Pollock 1.6 1.6 0%
Catfish 1.1 1.0 -1%
Cod 0.8 0.4 -7%
US Per Capita Annual Consumption (lbs)
Source: The Food and Agriculture Organization (FAO).
Lillian’s Healthy
Gourmet prepared
foods

Tilapia “Green Food”
Tilapia is the alternative sustainable
source to wild caught white fish
Ocean caught whitefish supply has
declined by 50%
Almost 50% of today’s seafood is
from aquaculture (all incremental
growth)
Tilapia’s Green Production Attributes
Grows Rapidly in low oxygen levels
Fresh water inland farmed.
Disease and chemical free grow
out using natural methods
Low feed conversion ratio
Source: The Food and Agriculture Organization (FAO).
8
4
3

1.50

New Directions in Biomass Consumption in the
United States
By 2020, according to the USDA fish proteins
consumed will increase by over 20%
All of this growth will come from aquaculture
Organic proteins are growing by 20% per year
Only farmed animals can be organic
Similar demand trends in Europe (France legislates
25% organic for school age children)
Total Expenditure Per Year 1 Trillion USD
Source: The US Department of Agriculture (USDA).

12 Current Operations Tilapia Biomass Market Growth Plans Financial Review HQ Sustainable Maritime Industries Inc. 2010 HQ Feed Mill, Wenchang China

Lillian’s Healthy
Gourmet
products
Omojo
10
th
anniversary
Health Products
HQ Feed Sales
Sales Volume Growth
Margin & Sales Growth from Branding
HQ Fry
Genetics Sales
HQ Fry
Genetics
HQ  Feed
Products

HQ
Seafood
HQ  Health
Products

Growth Plans
New Re-Processing Plant
Value added production for China market to export
standards
Dates
•
Expected Completion Date Q1 2011
Capacity
•
10 million lbs of Meals and Value Added Products
•
6,500 m2 total construction area
•
Run-Rate Capacity at 80%
Margin
•
Gross Margin Expected to be +/-25%
Investment
•
Estimated Capex $15 mm
•
Working-Capital Need Estimated to be $15mm
HQ Sustainable Maritime Industries Inc. 2010

HQ Sustainable Maritime Industries Inc. 2010

Growth Plans
New  Fry Breeding and Genetics Facility
Genetics development of Tilapia and other  farmed fish,
develop breeding pairs, fry breeding
Dates
•
Expected Completion Date Q3 2010
Capacity
•
Estimated Annual Fry 200 mm
•
Run-Rate Capacity at 80%
Margin
•
Gross Margin Expected to be +/-30%
Investment
•
Estimated Capex $8 mm
•
Working-Capital Need Estimated to be
$8 mm
HQ Fry Breeding and Tilapia farming facility, Sanjiang, China

Proceeds from pre-IPO: •Accelerate growth •Flagship Sanya store •10 stores in Tier one Cities

J I A H U A To use sustainable marine sourced raw materials to produce high quality health and wellness products To bring these products and the understanding of their use to our customers

The Opportunity:
Unprecedented aging population

Population Pyramids, China: 2000 and 2050
2000
2050
Source: World Population Prospects: The 2004 Revision (2005). (New York: United Nations, 2005) and WHO.
By 2050 24% of the population will be over 65 with double digit annual growth in disposable incomes
Highly fragmented market place, with more than 4,000 manufacturers. June 1 2009 legislation and GMP standards, now enforced reducing this number to under 3,000.

China Retail: Fragmented but growing
China Sales Pie
2012
By 2050, 300 million
Chinese  over 65
With double
digit revenue
growth as a
group
spending 50
times more
than today
on health
products
or 35 billion
USD

Corporate Presentation
November 2008

Current Operations
Tilapia Biomass Market
Growth Plans
Financial Review
HQ Sustainable Maritime Industries Inc. 2010
Fillet processing at HQ Seafood processing plant, Wenchang, China

Nutraceutical Segment

2005 2006 2007 2008 2009 YTD 2009 YTD 2010
Revenues
$9.8 $15.3 $18.7 $22.3 $25.5 $9.0 $9.4
Gross Profit
$8.7 $13.1 $15.6 $16.7 $19.1 $6.9 $6.6
Gross Margin
85% 86% 83% 75% 75% 77% 70%
$9.8
$15.3
$18.7
$22.3
$25.5
$9.0
$9.4
$8.7
$13.1
$15.6
$16.7
$19.1
$6.9
$6.6
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0

Aquaculture Segment

2005 2006 2007 2008 2009 YTD 2009 YTD 2010
Revenue
$17.8 $23.8 $36.2 $45.4 $45.5 $17.8 $18.3
Gross Profit
$2.9 $4.0 $10.0 $12.3 $10.7 $4.2 $3.5
Gross Margin
16% 17% 28% 27% 23% 24% 19%
$17.8
$23.8
$36.2
$45.4 $45.5
$17.8
$18.3
$2.9
$4.0
$10.0
$12.3
$10.7
$4.2
$3.5
$-
$10.0
$20.0
$30.0
$40.0
$50.0

q4 2009 q1 2010 q2 2010 Revenue $1.3 $3.0 $4.3 Gross Profit $0.6 $0.4 $0.4 Gross Margin 46% 13% 9% $1.3 $3.0 $4.3 $0.6 $0.4 $0.4 $- $1.0 $2.0 $3.0 $4.0 $5.0 Feed Mill Segment

Summary Income Statement
($ in millions) 2005 2006 2007 2008 2009 YTD 2009 YTD 2010
Revenues $27.6 $39.1 $55.0 $67.7 $72.3 $26.9 $35.0
Gross Profits $11.6 $17.2 $25.5 $28.2 $30.2 $11.0 $10.9
Operating Income $4.6 $7.0 $12.9 $15.0 $11.1 $3.8 $4.0
Net Income to
Shareholders $3.2 $0.9 $4.5 $10.0 $8.1 $2.2 $2.8
EBITDA $5.2 $8.1 $14.1 $16.5 $12.5 $4.6 $4.9

Balance Sheet
($ in millions) 12/31/2005
12/31/200
6 12/31/2007 12/31/2008 12/31/2009 6/30/2010
Cash and Equivalents $5.1 $11.4 $47.0 $54.9 $37.0 $43.9
Total Current Assets $15.0 $30.4 $73.4 $84.1 $98.5 $100.2
Total Assets $24.4 $41.9 $84.3 $100.2 $119.8 $121.7
Total Current Liabilities $6.5 $8.4 $11.9 $11.9 $7.8 $6.5
Shareholders' Equity $17.9 $29.6 $68.8 $88.3 $112.0 $115.2
Total Liabilities and
Shareholders' Equity $24.4 $41.9 $84.3 $100.2 $119.8 $121.7

• Tilapia Biomass provides products for the future…here today
• We are participating in the growing global personal healthcare industry
• We are a “Green Food” winner by meeting the growing global demand for environmentally-sensitive products
• We qualify as a “Natural Food” and attract the ‘health-smart-dollar’
• We are focusing on higher volume and higher margin product categories
• We are a vertically-integrated ACC, Global GAP & ISO certified supplier; necessary criteria for top Seafood Buyers
Summary

This presentation includes certain financial information (EBITDA), which is not presented in accordance with GAAP. EBITDA was derived by taking earnings before financing costs, taxes, depreciation and amortization. The Company's management believes that this non-GAAP measure provides investors with a better understanding of the Company’s historical results from its core business operations. The non-GAAP information is not meant to be considered in isolation or as a substitute for GAAP financials. The non-GAAP financial information that the Company provides also may differ from the non-GAAP information provided by other companies. The above table provides a reconciliation of the non-GAAP financial information to the nearest GAAP measure.
Appendix: Reconciliation to GAAP
EBITDA
Fiscal Year Ended
2006 2007 2008 2009
Net Income to Shareholders $   873,964 $4,486,562 $10,040,688 $8,100,131
Income Taxes $   967,968 $2,548,812 $ 2,913,340 $2,212,861
Fair Value Change in Derivatives
Instruments
$(678,378)
Financing Costs $5,183,567 $5,857,117 $ 2,662,734 $1,097,410
Other expense (Income) $18 $(42,491) $(567,876) $364,472
Depreciation and Amortization $1,029,672 $1,217,284 $ 1,456456 $1,442,895
EBITDA $8,055,189 $14,067,284 $16,505,342 $12,539,391

Norbert Sporns, Harry Wang Hua, Lillian Wang Li – CEO, COO, Chairman
Co-founders of HQS more than 10 years ago (own 25% of HQS)
Jean-Pierre Dallaire – Financial Controller and CFO
Masters degree in Administration
Tony Fish - Senior Vice President, Sales &  Brian Gent VP new Product Development
Extensive sales and club store experience on a national basis
Expert in developing and implementing promotional
programs utilizing a network of brokers and distributors
Corey Zembruski – Managing Director Market Development Jiahua
Extensive health product development and production experience
Expert in marketing Health Products and cosmeceuticals
Professor WANG Shi-Fan  VP Research & Development
Department of Pharmaceutical Engineering , School of Ocean, Hainan University
His synthetic organic chemistry team focuses on the development and implementation of new synthetic methods and strategies for the synthesis of biologically active, naturally occurring compounds.
Dr. Wang and his team work in final stage validation of new products developed by Jiahua’s in-house product development teams.
William Su – International Liaison Manager
Graduate of Beijing Language Institute, Major in Business Administration

Management Team
HQ Feedmill management meeting, Wenchang, China

HQ Sustainable Maritime Industries, Inc.
Suite 788, Melbourne Towers
1511 Third Avenue, Suite 788
Seattle, Washington  98101 USA
Tel 206 621-9888
Fax 206 621-0318
http://www.hqfish.com/
sporns@hqfish.com
Auditors: Schwartz, Levitsky & Feldman,
LLP
Toronto, Canada
Counsel: Troutman Sanders LLP
New York, New York

Contacts
Investor Relations:
ICR
Katie Turner, Senior
Vice President
tel: 646-277-1228
email: Katie.Turner@icrinc.com
Bryan Gent selling Lillian’s Healthy Gourmet products
at “Expo east” Boston, USA